                                                               [VOLKSWAGEN LOGO]

                       SECURITIES AND EXCHANGE COMMISSION
                                                               [AUDI LOGO]
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

                                    FORM 8-K
                                                         VW Credit, Inc.
                                                         3800 Hamlin Road
                                 CURRENT REPORT          Auburn Hills, MI 48326
                                                         Tel. *248) 340-5885
                                                         Fax (248_ 340-5387

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                       Date of Report: September 20, 2002

                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS

        Delaware                     33-34266                  38-2748796
        --------                     --------                  ----------
(State of Incorporation)     (Commission File Number)    (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended September 20, 2002, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   Designation             Description                  Method of Filing
   -----------             -----------                  ----------------
   Exhibit 20       Report for the month ended       Filed with this report.
                    August 31, 2002 provided to
                    Bank One, as trustee under
                    the Volkswagen Credit Auto
                    Master Owner Trust, Series
                    2000-1


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Volkswagen Credit Auto Master Owner Trust


                                      By: Volkswagen Dealer Finance, LLC


                                      By: /s/  TIMOTHY J. FLAHERTY
                                          --------------------------------------
                                               Timothy J. Flaherty